UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2022
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

(Address of principal executive offices, including zip code)
200 Parker Dr., Suite C100A, Austin, Texas 78728

Registrant’s telephone number, including area code: (408)-941-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On August 1, 2022, Aviat Networks, Inc. (“Aviat” or the “Company”) issued a proxy statement and an open letter to the shareholders (the “Shareholders”) of Ceragon Networks Ltd. (NASDAQ: CRNT) (“Ceragon”) urging the Shareholders (i) vote to remove three current Ceragon directors and (ii) vote for the new independent director nominees proposed by Aviat at the August 23, 2022 extraordinary meeting of Ceragon shareholders, which Aviat called for on June 27th (U.S.) / June 28th (Israel), 2022. A copy of the shareholder letter and proxy statement is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this document includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements include, without limitations, statements regarding the proposed transaction between Aviat and Ceragon, the results of the requested extraordinary general meeting of shareholders of Ceragon, Ceragon’s actions in connection therewith, and any potential related litigation. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including, without limitation, "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following: the impact of COVID-19 on our business, operations and cash flows; continued price and margin erosion as a result of increased competition in the microwave transmission industry; our ability to realize the anticipated benefits of any proposed or recent acquisitions, including our proposed transaction with Ceragon, within the anticipated timeframe or at all, including the risk that proposed or recent acquisitions will not be integrated successfully; the results of the extraordinary general meeting of Ceragon’s shareholders; the impact of the volume, timing, and customer, product, and geographic mix of our product orders; the timing of our receipt of payment for products or services from our customers; our ability to meet projected new product development dates or anticipated cost reductions of new products; our suppliers’ inability to perform and deliver on time as a result of their financial condition, component shortages, the effects of COVID-19 or other supply chain constraints; the effects of inflation and the timing and extent of changes in the prices and overall demand for and availability of our inputs; customer acceptance of new products; the ability of our subcontractors to timely perform; weakness in the global economy affecting customer spending; retention of our key personnel; our ability to manage and maintain key customer relationships; uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation; our failure to protect our Intellectual property rights or defend against Intellectual property infringement claims by others; the results of our restructuring efforts; the ability to preserve and use our net operating loss carryforwards; the effects of currency and interest rate risks; the effects of current and future government regulations, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business; the conduct of unethical business practices in developing countries; the impact of political turmoil in countries where we have significant business; the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; and Aviat’s ability to implement our stock repurchase program or the extent to which it enhances long-term stockholder value.

For more information regarding the risks and uncertainties for Aviat’s business, see "Risk Factors" in Aviat’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on August 25, 2021 as well as other reports filed by Aviat with the SEC from time to time. Aviat does not undertake any obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Aviat does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information

This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 or an exemption therefrom.

In connection with any transaction between Aviat and Ceragon that involves the issuance of Aviat shares to the Ceragon shareholders, Aviat will file a registration statement with the SEC. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.    Description
99.1    Shareholder letter and proxy statement, issued by Aviat Networks, Inc. on August 1, 2022.
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

August 1, 2022	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Senior Vice President and Chief Financial Officer